EXHIBIT 32.1

                           STATMON TECHNOLOGIES CORP.

                            CERTIFICATION PURSUANT TO
                             19 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Statmon Technologies Corp. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey Talbot, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       /s/ GEOFFREY P. TALBOT
-------------------------------------------
           GEOFFREY P. TALBOT
        CHIEF EXECUTIVE OFFICER
          SEPTEMBER 24, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Statmon Technologies Corp. and will be retained by Statmon Technologies Corp. and furnished to the Securities and Exchange Commission or its staff upon request.